UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

         ------------------------------------------

                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                     SEPTEMBER 19, 2001

                         VIACOM INC.
         ------------------------------------------
                (Exact name of registrant as
                  specified in its charter)


          Delaware          1-9553       04-2949533
         -----------          -------          ------------
  (State or other        Commission          (IRS Employer
   jurisdiction               File Number
Identification
   of incorporation)                         Number)


           1515 Broadway, New York, NY       10036
  --------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)


                       (212) 258-6000
                      ----------------
    (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

     On September 19, 2001, the Registrant issued a press release commenting on its operations and business outlook for the full year 2001 in light of the extraordinary events surrounding the attacks on the United States last week. Certain of the comments regarding its operations are attached hereto as Exhibit 99.1 and are incorporated herein in their entirety.


Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
       ------------------------------------------
     (c) Exhibits

          Exhibit No.

          99.1 Certain comments made on September 19, 2001 by the Registrant regarding its operations in light of the extraordinary events surrounding the attacks on the United States last week are filed as Exhibit 99.1 to this Report.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
(Registrant)


                              By:  /s/ Michael D. Fricklas
                                  --------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  September 20, 2001

                        EXHIBIT INDEX



          Exhibit No.

          99.1      Certain comments made on September 19,
               2001 by the Registrant regarding its
               operations in light of the extraordinary events surrounding the attacks on the United
               States last week.